UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

DUKE ENERGY PROGRESS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-3382	56-0165465
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

410 South Wilmington Street, Raleigh, North Carolina 27601-1748

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Item 8.01. Other Events.

On August 20, 2020, Duke Energy Progress, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated August 17, 2020 (the “Mortgage Bonds Underwriting Agreement”), with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Mortgage Bonds Underwriters”), pursuant to which the Company agreed to issue and sell to the Mortgage Bonds Underwriters $600,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 2.50% Series due 2050 (the “Mortgage Bonds”). The Mortgage Bonds were sold to the Mortgage Bonds Underwriters at a discount to their principal amount. The Mortgage Bonds were issued under the Mortgage and Deed of Trust (dated as of May 1, 1940) with The Bank of New York Mellon (formerly Irving Trust Company) (the “Corporate Trustee”) and Christie Leppert (successor to Frederick G. Herbst), as trustees (together with the Corporate Trustee, the “Mortgage Trustees”), as supplemented from time to time, including by the Ninetieth Supplemental Indenture, dated as of August 1, 2020 (the “Ninetieth Supplemental Indenture”), among the Company and the Mortgage Trustees, relating to the Mortgage Bonds (collectively, the “Mortgage”).

The foregoing disclosure is qualified in its entirety by the provisions of the Mortgage, the Ninetieth Supplemental Indenture, together with the form of global bond evidencing the Mortgage Bond included therein, which is filed as Exhibit 4.1 hereto, and the Mortgage Bonds Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-233896-02).

On August 20, 2020, the Company also consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated August 17, 2020 (the “Notes Underwriting Agreement”), with Citigroup Global Markets Inc., Academy Securities, Inc., C.L. King & Associates, Inc., Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC, as representatives of the several underwriters named therein (the “Notes Underwriters”), pursuant to which the Company agreed to issue and sell to the Notes Underwriters $700,000,000 aggregate principal amount of the Company’s Series A Floating Rate Notes due 2021 (the “Notes”). The Notes were sold to the Notes Underwriters at par. The Notes were issued under the Indenture (For Debt Securities), dated as of October 28, 1999, as supplemented by the First Supplemental Indenture, dated as of August 1, 2020 (the “First Supplemental Indenture”), between the Company and The Bank of New York Mellon, as successor Trustee and Calculation Agent, relating to the Notes (collectively, the “Indenture”).

The foregoing disclosure is qualified in its entirety by the provisions of the Indenture, the First Supplemental Indenture, together with the form of global note evidencing the Note included therein, which is filed as Exhibit 4.2 hereto, and the Notes Underwriting Agreement, which is filed as Exhibit 99.2 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Notes, the Company is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-233896-02).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 4.1	Ninetieth Supplemental Indenture, dated as of August 1, 2020, among the Company, The Bank of New York Mellon (formerly Irving Trust Company) and Christie Leppert (successor to Frederick G. Herbst) and form of global bonds
Exhibit 4.2	First Supplemental Indenture, dated as of August 1, 2020, between the Company and The Bank of New York Mellon, as successor Trustee and Calculation Agent and form of global notes included therein
Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds and the Notes
Exhibit 23.1	Consent (included as part of Exhibit 5.1)
Exhibit 99.1	Underwriting Agreement, dated August 17, 2020, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein
Exhibit 99.2	Underwriting Agreement, dated August 17, 2020, among the Company and Citigroup Global Markets Inc., Academy Securities, Inc., C.L. King & Associates, Inc., Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC, as representatives of the several underwriters named therein
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY PROGRESS, LLC

Date: August 20, 2020	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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